Freedom Financial Holdings, Inc

Official Offer to Purchase Real Estate

Freedom Financial Holdings, Inc. (“FFH”) (Buyer) does hereby offer to acquire the real property from Robert W. Carteaux and Stanley P. Lipp dba Carteaux/Lipp Realty (Seller) located at 6615 Brotherhood Way, Fort Wayne, Indiana 46825, pursuant to the following terms:

1. Purchase Price. The purchase price shall be the sum of seven hundred thousand dollars ($700,000) in cash at closing in addition to the Notes and Warrants set forth in Paragraphs 2 and 3, below.

2. Notes. FFH shall provide two (2) convertible notes in the amount of three hundred thousand ($300,000) (the Notes”) issued to Robert W. Carteaux and Stanley P. Lipp subject to the following:

a. The Notes shall be convertible into common stock of FFH at 85% of the price set forth in FFH’s initial public offering (“Conversion Price”);

b. Conversion into common stock at the Conversion Price shall not occur until the expiration of one (1) year from the date of the close of the initial public offering;

c. The Notes shall bear no interest if converted into common stock. If not converted, the note will bear interest at the rate of 6%, due and payable upon the stated maturity date.

d. If not earlier converted, the Notes will be due and payable on December 31, 2008.

3. Warrants. Warrants to acquire shares of common stock of FFH, in an amount equal to 150% of the number of shares the Notes could be converted into as of the closing date of the initial public offering and shall be granted at the Conversion Price; provided, however, the Warrants are not exercised for a period on one (1) year from the close of the initial public offering. Warrants shall expire five (5) years from the close of the initial public offering.

4. Registration Rights. Piggyback registration rights for the shares of common stock underlying the Notes and the Warrants shall be granted to the extent of any secondary offering registered with the SEC.

5. Taxes and Rents. All property taxes and rents will be pro-rated as of the day of closing.

6. Financing is to be handled by Tower bank under the terms set forth by Tower in the commitment letter attached.

7. All costs for inspections and appraisal required by the bank for financing will be paid for by buyer.

8. Possession will take place on the day of closing.

9. Sellers will provide clear title as required by law.

This offer is made August 9, 2006 by:

Brian Kistler CEO, Freedom Financial Holdings, Inc

I hereby agree and accept the terms as written above August 9, 2006:

Robert Carteaux	Stan Lipp

421 East Cook Road, Suite 200, Fort Wayne, IN 46825
Phone: 260-490-5323* Fax 260-490-5004

Freedom Financial Holdings, Inc

Official Offer to Purchase Real Estate

Freedom Financial Holdings, Inc. (“FFH”) (Buyer) does hereby offer to acquire the real property from Robert W. Carteaux and Stanley P. Lipp dba Carteaux/Lipp Realty (Seller) located at 6615 Brotherhood Way, Fort Wayne, Indiana 46825, pursuant to the following terms:

1. Purchase Price. The purchase price shall be the sum of seven hundred thousand dollars ($700,000) in cash at closing in addition to the Notes and Warrants set forth in Paragraphs 2 and 3, below.

2. Notes. FFH shall provide two (2) convertible notes in the amount of three hundred thousand ($300,000) (the Notes") issued to Robert W. Carteaux and Stanley P. Lipp subject to the following:

a. The Notes shall be convertible into common stock of FFH at 8.5% of the price set forth in FFH's initial public offering ("Conversion Price");

b. Conversion into common stock at the Conversion Price shall not occur until the expiration of one (1) year from the date of the close of the initial public offering;

c. The Notes shall bear no interest if converted into common stock. If not converted, the note will bear interest at the rate of 6%, due and payable upon the stated maturity date.

d. If not earlier converted, the Notes will be due and payable on December 31, 2008.

3. Warrants. Warrants to acquire shares of common stock of FFH, in an amount equal to 150% of the number of shares the Notes could be converted into as of the closing date of the initial public offering and shall be granted at the Conversion Price; provided, however, the Warrants are not exercised for a period on one (1) year from the close of the initial public offering. Warrants shall expire five (5) years from the close of the initial public offering.

4. Registration Rights. Piggyback registration rights for the shares of common stock underlying the Notes and the Warrants shall be granted to the extent of any secondary offering registered with the SEC.

5. Taxes and Rents. All property taxes and rents will be pro-rated as of the day of closing.

6. Financing is to be handled by Tower bank under the terms set forth by Tower in the commitment letter attached.

7. All costs for inspections and appraisal required by the bank for financing will be paid for by buyer.

8. Possession will take place on the day of closing.

9. Sellers will provide clear title as required by law.

This offer is made August 8, 2006 by:

Brian Kistler CEO, Freedom Financial Holdings, Inc

I hereby agree and accept the terms as written above August 8, 2006:

Robert Carteaux	Stan Lipp

421 East Cook Road, Suite 200, Fort Wayne, IN 46825
Phone: 260-490-5323* Fax 260-490-5004